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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 2005
                           --------------------------

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

          New York                 1-15286               11-2418067
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       (State or other           (Commission            (IRS Employer
       jurisdiction of          File Number)         Identification No.)
       incorporation)

                 388 Greenwich Street, New York, New York 10013
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               (Address of principal executive offices) (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                     Citigroup Global Markets Holdings Inc.
                           Current Report on Form 8-K

ITEM 8.01 OTHER EVENTS.

      On June 30, 2005, Citigroup Inc. ("Citigroup"), the parent company of Citigroup Global Markets Holdings Inc. ("CGMHI"), entered into supplemental indentures and supplemental guarantee agreements to unconditionally guarantee all SEC-registered debt and SEC-registered guarantees of CGMHI. Based upon these unconditional guarantees, CGMHI will no longer file quarterly, annual or other reports under the Securities Exchange Act of 1934.

      Copies of the above-referenced supplemental indentures and supplemental guarantee agreements are being filed as exhibits to this Form 8-K and are incorporated herein by reference in their entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit Number

      99.01 Supplemental Indenture dated as of June 30, 2005, to Indenture dated as of December 1, 1988, among Citigroup Global Markets Holdings Inc., as Issuer, Citigroup Inc., as Guarantor, and JPMorgan Chase Bank, N.A., as Trustee.

      99.02 Supplemental Indenture dated as of June 30, 2005, to Indenture dated as of October 27, 1993, among Citigroup Global Markets Holdings Inc., as Issuer, Citigroup Inc., as Guarantor, and The Bank of New York, as Trustee.

      99.03 Supplemental Indenture dated as of June 30, 2005, to Indenture dated as of January 18, 1994, among Citigroup Global Markets Holdings Inc., as Issuer, Citigroup Inc., as Guarantor, and JPMorgan Chase Bank, N.A., as Trustee.

      99.04 Supplemental Indenture dated as of June 30, 2005, to Indenture dated as of May 26, 2000, among Citigroup Global Markets Holdings Inc., as Issuer, Citigroup Inc., as Guarantor, and JPMorgan Chase Bank, N.A., as Trustee.

      99.05 TARGETS Trust XVI Supplemental Guarantee Agreement dated as of June 30, 2005.

      99.06 Guarantee of the Common Securities Guarantee of TARGETS Trust XVI dated as of June 30, 2005.

      99.07 TARGETS Trust XVII Supplemental Guarantee Agreement dated as of June 30, 2005.

      99.08 Guarantee of the Common Securities Guarantee of TARGETS Trust XVII dated as of June 30, 2005.

      99.09 TARGETS Trust XVIII Supplemental Guarantee Agreement dated as of June 30, 2005.

      99.10 Guarantee of the Common Securities Guarantee of TARGETS Trust XVIII dated as of June 30, 2005.

      99.11 TARGETS Trust XIX Supplemental Guarantee Agreement dated as of June 30, 2005.

      99.12 Guarantee of the Common Securities Guarantee of TARGETS Trust XIX dated as of June 30, 2005.

      99.13 TARGETS Trust XX Supplemental Guarantee Agreement dated as of June 30, 2005.

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99.14       Guarantee of the Common Securities Guarantee of TARGETS Trust XX
            dated as of June 30, 2005.

99.15 TARGETS Trust XXI Supplemental Guarantee Agreement dated as of June 30, 2005.

99.16 Guarantee of the Common Securities Guarantee of TARGETS Trust XXI dated as of June 30, 2005.

99.17 TARGETS Trust XXII Supplemental Guarantee Agreement dated as of June 30, 2005.

99.18 Guarantee of the Common Securities Guarantee of TARGETS Trust XXII dated as of June 30, 2005.

99.19 TARGETS Trust XXIII Supplemental Guarantee Agreement dated as of June 30, 2005.

99.20 Guarantee of the Common Securities Guarantee of TARGETS Trust XXIII dated as of June 30, 2005.

99.21 TARGETS Trust XXIV Supplemental Guarantee Agreement dated as of June 30, 2005.

99.22 Guarantee of the Common Securities Guarantee of TARGETS Trust XXIV dated as of June 30, 2005.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2005                   CITIGROUP GLOBAL MARKETS HOLDINGS INC.

                                      By: /s/ John R. Dye
                                          ------------------------
                                      Name:  John R. Dye
                                      Title: Assistant Secretary

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                                  EXHIBIT INDEX

Exhibit Number

99.01 Supplemental Indenture dated as of June 30, 2005, to Indenture dated as of December 1, 1988, among Citigroup Global Markets Holdings Inc., as Issuer, Citigroup Inc., as Guarantor, and JPMorgan Chase Bank, N.A., as Trustee.

99.02 Supplemental Indenture dated as of June 30, 2005, to Indenture dated as of October 27, 1993, among Citigroup Global Markets Holdings Inc., as Issuer, Citigroup Inc., as Guarantor, and The Bank of New York, as Trustee.

99.03 Supplemental Indenture dated as of June 30, 2005, to Indenture dated as of January 18, 1994, among Citigroup Global Markets Holdings Inc., as Issuer, Citigroup Inc., as Guarantor, and JPMorgan Chase Bank, N.A., as Trustee.

99.04 Supplemental Indenture dated as of June 30, 2005, to Indenture dated as of May 26, 2000, among Citigroup Global Markets Holdings Inc., as Issuer, Citigroup Inc., as Guarantor, and JPMorgan Chase Bank, N.A., as Trustee.

99.05 TARGETS Trust XVI Supplemental Guarantee Agreement dated as of June 30, 2005.

99.06 Guarantee of the Common Securities Guarantee of TARGETS Trust XVI dated as of June 30, 2005.

99.07 TARGETS Trust XVII Supplemental Guarantee Agreement dated as of June 30, 2005.

99.08 Guarantee of the Common Securities Guarantee of TARGETS Trust XVII dated as of June 30, 2005.

99.09 TARGETS Trust XVIII Supplemental Guarantee Agreement dated as of June 30, 2005.

99.10 Guarantee of the Common Securities Guarantee of TARGETS Trust XVIII dated as of June 30, 2005.

99.11 TARGETS Trust XIX Supplemental Guarantee Agreement dated as of June 30, 2005.

99.12 Guarantee of the Common Securities Guarantee of TARGETS Trust XIX dated as of June 30, 2005.

99.13       TARGETS Trust XX Supplemental Guarantee Agreement dated as of June
            30, 2005.

99.14 Guarantee of the Common Securities Guarantee of TARGETS Trust XX dated as of June 30, 2005.

99.15 TARGETS Trust XXI Supplemental Guarantee Agreement dated as of June 30, 2005.

99.16 Guarantee of the Common Securities Guarantee of TARGETS Trust XXI dated as of June 30, 2005.

99.17 TARGETS Trust XXII Supplemental Guarantee Agreement dated as of June 30, 2005.

99.18 Guarantee of the Common Securities Guarantee of TARGETS Trust XXII dated as of June 30, 2005.

99.19 TARGETS Trust XXIII Supplemental Guarantee Agreement dated as of June 30, 2005.

99.20 Guarantee of the Common Securities Guarantee of TARGETS Trust XXIII dated as of June 30, 2005.

99.21 TARGETS Trust XXIV Supplemental Guarantee Agreement dated as of June 30, 2005.

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99.22       Guarantee of the Common Securities Guarantee of TARGETS Trust XXIV
            dated as of June 30, 2005.